FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
February 28, 2022 (Unaudited)

COMMON STOCK - 85.32%	Shares	Value

Aerospace & Defense - 1.69%
L3Harris Technologies, Inc.	1,163	$293,437

Auto Manufacturers - 1.49%
Volkswagen AG - Germany - ADR	10,000	257,900

Banks - 2.00%
Bancorp, Inc. (a)	6,000	175,800
Triumph Bancorp, Inc. (a)	1,700	170,544
		346,344
Biotechnology - 2.68%
Regeneron Pharmaceuticals, Inc. (a)	750	463,770

Chemicals - 6.71%
AdvanSix, Inc.	12,600	504,756
Chemours Co.	5,000	138,000
Huntsman Corp.	5,400	218,376
Sociedad Quimica y Minera de Chile SA - Chile - ADR	4,546	300,854
		1,161,986
Coal - 0.66%
Warrior Met Coal, Inc.	3,600	113,400

Computers - 1.47%
Dell Technologies, Inc. - Class C (a)	5,000	254,800

Diversified Financial Services - 2.35%
Enova International, Inc. (a)	10,000	407,700

Electrical Components & Equipment - 1.85%
ChargePoint Holdings, Inc. - Class A (a)	10,000	145,200
Encore Wire Corp.	1,500	174,630
		319,830
Engineering & Construction - 2.22%
Sterling Construction Co., Inc. (a)	13,000	383,890

Insurance - 3.02%
Brighthouse Financial, Inc. (a)	10,000	522,600

Internet - 29.43%
Alphabet, Inc. - Class C (a)	350	944,237
Booking Holdings, Inc. (a)	125	271,531
eBay, Inc.	9,750	532,253
Expedia Group, Inc. (a)	1,500	294,165
Meta Platforms, Inc. - Class A (a)	9,500	2,004,785
Netflix, Inc. (a)	1,500	591,780
Perion Network Ltd. - Israel (a)	20,000	457,400
		5,096,151
Lodging - 1.86%
Las Vegas Sands Corp. (a)	7,500	321,450

Oil & Gas - 5.63%
APA Corp.	12,500	445,375
BP PLC - ADR - Great Britain	10,000	292,100
Devon Energy Corp.	4,000	238,200
		975,675

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
February 28, 2022 (Unaudited)

COMMON STOCK - 85.32% (continued)	Shares	Value

Pharmaceuticals - 7.02%
Amphastar Pharmaceuticals, Inc. (a)	8,000	$221,680
Bausch Health Cos., Inc. (a)	18,000	433,080
Bristol-Myers Squibb Co.	6,500	446,355
Vanda Pharmaceuticals, Inc. (a)	10,000	113,600
		1,214,715
Retail - 0.79%
Noodles & Co. (a)	20,000	136,800

Savings & Loans - 1.36%
Banc of California, Inc.	12,000	235,800

Semiconductors - 2.67%
Applied Materials, Inc.	2,000	268,400
Axcelis Technologies, Inc. (a)	2,800	193,816
		462,216
Software - 5.54%
Salesforce, Inc. (a)	2,000	421,060
ServiceNow, Inc. (a)	200	115,984
VMware, Inc. - Class A	3,600	422,352
		959,396
Transportation - 4.88%
ArcBest Corp.	6,000	556,080
Daseke, Inc. (a)	23,000	288,650
		844,730

TOTAL COMMON STOCK (Cost $15,358,346)		14,772,590

PREFERRED STOCK - 3.11%

Banks - 3.11%
United Community Banks, Inc., 6.875% - Series I (b) (e)	21,000	539,070

TOTAL PREFERRED STOCK (Cost $529,751)		539,070

EXCHANGE-TRADED FUNDS - 13.24%

Equity Funds - 13.24%
AdvisorShares Pure U.S. Cannabis ETF (a)	10,000	216,000
iShares Russell 2000 ETF	10,000	2,033,200
SPDR S&P 500 ETF Trust	100	43,663
TOTAL EXCHANGE-TRADED FUNDS (Cost $2,240,995)		2,292,863

GOVERNMENT BONDS - 4.69%	Principal
U.S. Treasury Note, 0.125%, due 10/31/2022 (b)	$815,000	811,434

TOTAL GOVERNMENT BONDS (Cost $814,915)		811,434

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
February 28, 2022 (Unaudited)

OPTIONS PURCHASED - 0.70%
		Notional	Exercise
CALL OPTIONS PURCHASED - 0.14%	Contracts [1]	Amount	Price	Expiration	Value
Intel Corp.	50	$250,000	$50.00	1/20/2023	$23,450

TOTAL CALL OPTIONS PURCHASED (Cost $68,765)					23,450

PUT OPTIONS PURCHASED - 0.56%
Invesco QQQ Trust Series 1	25	850,000	340.00	3/31/2022	23,750
Invesco QQQ Trust Series 1	37	1,276,500	345.00	3/31/2022	41,810
SPDR S&P 500 ETF Trust	15	675,000	450.00	3/31/2022	32,055

TOTAL PUT OPTIONS PURCHASED (Cost $133,326)					97,615

TOTAL OPTIONS PURCHASED (Cost $202,091)					121,065

				Shares
SHORT-TERM INVESTMENTS - 12.71%
Federated Hermes Government Obligations Fund - Institutional Shares, 0.03% (c)				2,201,280	2,201,280

TOTAL SHORT-TERM INVESTMENTS (Cost $2,201,280)					2,201,280

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
February 28, 2022 (Unaudited)

Value

TOTAL INVESTMENTS, AT VALUE (Cost $21,347,378) - 119.77%	$20,738,302

TOTAL SECURITIES SOLD SHORT, AT VALUE (Proceeds $5,174,427) - (30.29)%	(5,245,663)

OPTIONS WRITTEN, AT VALUE (Premiums $44,930) - (0.32)% (d)	(55,000)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 10.84%	1,877,753

NET ASSETS - 100%	$17,315,392

(a) Non-income producing security.
(b) All or a portion of the security is segregated as collateral for options written and securities sold short.
(c) Rate shown represents the 7-day effective yield at February 28, 2022, is subject to change and resets daily.
(d) Please refer to the Schedule of Options Written for details of options written.
(e) Affiliated company. See Investments In Affiliated Companies section of the accompanying footnotes.

[1] Each option contract is equivalent to 100 shares of the underlying common stock or exchange-traded fund. All options are non-income producing.

The following abbreviations are used in this portfolio:
ADR - American Depositary Receipt
AG - Aktiengesellschaft (German Public Limited Company)
ETF - Exchange-Traded Fund
Ltd. - Limited
PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
February 28, 2022 (Unaudited)

SECURITIES SOLD SHORT - (30.29)%
	Shares	Value
EXCHANGE-TRADED FUND SOLD SHORT - (30.29)%

Equity Fund - (30.29)%
Invesco QQQ Trust Series 1	15,000	$5,202,000
SPDR S&P 500 ETF Trust	100	43,663

TOTAL EXCHANGE-TRADED FUND SOLD SHORT (Proceeds $5,174,427)		5,245,663

TOTAL SECURITIES SOLD SHORT, AT VALUE (Proceeds $5,174,427)		$5,245,663

The following abbreviations are used in this portfolio:
ETF - Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF OPTIONS WRITTEN
February 28, 2022 (Unaudited)

OPTIONS WRITTEN - (0.32)%
		Notional	Exercise
	Contracts [1]	Amount	Price	Expiration	Value
PUT OPTIONS WRITTEN - (0.32)%

AdvisorShares Pure U.S. Cannabis ETF	100	$250,000	25.00	6/17/2022	$55,000

TOTAL PUT OPTIONS WRITTEN (Premiums $44,930)					55,000

TOTAL OPTIONS WRITTEN (Premiums $44,930)					$55,000

[1] Each option contract is equivalent to 100 shares of common stock. All options are non-income producing.

The following abbreviations are used in this portfolio:
ETF - Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

FinTrust Income and Opportunity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

February 28, 2022 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the FinTrust Income and Opportunity Fund (the “Fund”), formerly, the Hedgerow Income and Opportunities Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Processes and Structure

The Fund’s Board of Trustees (the “Board”) has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to FinTrust Capital Advisors, LLC (the “Adviser”) to apply those guidelines in determining fair value prices, subject to review by the Board.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust's major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common stock, preferred stock and exchange-traded funds (“ETFs”)) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETFs, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1.

FinTrust Income and Opportunity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

February 28, 2022 (Unaudited)

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within Level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within Level 2 of the fair value hierarchy.

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of

February 28, 2022.

FinTrust Income and Opportunity Fund
Financial Instruments – Assets

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Common Stock (2)	$14,772,590	$—	$—	$14,772,590
Preferred Stock (2)	539,070	—	—	539,070
Exchange-Traded Funds (2)	2,292,863	—	—	2,292,863
Government Bonds	—	811,434	—	811,434
Short-Term Investments	2,201,280	—	—	2,201,280
Call Options Purchased	23,450	—	—	23,450
Put Options Purchased	97,615	—	—	97,615
Total Assets	$19,926,868	$811,434	$—	$20,738,302

Derivative Instruments – Liabilities

Security Classification (1)	Level 1	Level 2	Level 3	Totals
Exchange Traded Funds	$5,245,663	$—	$—	$5,245,663
Put Options Written	—	55,000	—	55,000
Total Liabilities	$5,245,663	$55,000	$—	$5,300,663

(1)       As of and for the three month period ended February 28, 2022, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(2)       All common stock, preferred stock and ETFs held in the Fund are Level 1 securities. For a detailed break-out of common stock, preferred stock and warrants by industry and ETFs by investment type, please refer to the Schedule of Investments.

FinTrust Income and Opportunity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

February 28, 2022 (Unaudited)

Investment Risks

ETFs – The Fund may invest in Exchange Traded Funds (“ETFs”). An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees’ fees, and marketing expenses, and ETF shareholders, such as the Fund, pay their proportionate share of these expenses. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund's direct fees and expenses.

Convertible Securities (warrants) – Although the equity investments of the Fund consist primarily of common stocks, the Fund may buy securities convertible into common stock if, for example, the Adviser believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the underlying securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. The Fund’s ability to invest in warrants may be limited by the Fund’s investment restrictions.

Government Securities – The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

Options – The Fund uses an option strategy in an effort to limit market exposure and volatility. The extent of option selling will depend upon market conditions and the Adviser’s judgment of the advantages of selling call options on the Fund’s equity investments. The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund’s participation in equity market gains. The Fund’s investment adviser seeks to reduce the overall volatility of returns for the Fund by managing a portfolio of options. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. By writing put options on equity securities, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the written put options, but continues to bear the risk of declines in the value of underlying securities held by the Fund. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

FinTrust Income and Opportunity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

February 28, 2022 (Unaudited)

Derivative Transactions

As of February 28, 2022, portfolio securities valued at $1,350,504 were held in a segregated account by the custodian as collateral for options written by the Fund.

As of February 28, 2022, the location on the Statements of Assets and Liabilities for financial derivative instrument fair values is as follows:

Assets	Location	Equity Contracts
Call options purchased, at value	Investments, at value	$23,450
Put options purchased, at value	Investments, at value	97,615
Total Assets		$121,065

Liabilities	Location	Equity Contracts
Put options written, at value	Options written, at value	55,000
Total Liabilities		$55,000

Realized and unrealized gains and losses on derivatives contracts entered into by the Fund for the three month period ended February 28, 2022, are recorded in the following locations in the Statement of Operations:

Net change in unrealized appreciation (depreciation) on:	Location	Equity Contracts
Call options purchased	Investments	$36,341
Put options purchased	Investments	785,773
Call options written	Options written	3,758
Put options written	Options written	48,356
		$874,228

Net realized gain (loss) on:	Location	Total
Call options purchased	Investments	$28,760
Put options purchased	Investments	(578,381)
Call options written	Options written	300,938
Put options written	Options written	(158,342)
		$(407,025)

For the three month period ended February 28, 2022, the average month-end notional value of purchased and written option contracts for the Fund was $15,927,250 and ($3,917,888), respectively. The primary risk category for all open options positions during the fiscal year was equity risk.

Investments In Affiliated Companies

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities or is of common management. Companies which are affiliates of the Fund at February 28, 2022, are noted in the Fund’s Schedule of Investments. United Community Banks, Inc., 6.875% - Series I preferred stock (“UCBIO”) is considered an affiliated investment because it is of common management of the Adviser. At February 28, 2022, the Fund held 21,000 shares of UCBIO.

Transactions with affiliated companies during the three month period ended February 28, 2022 were as follows:

	Value as of November 30, 2021	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Value as of February 28, 2022	Income earned
UCBIO	$ 571,200	$ —	$ (32,130)	$ —	$ —	$ 539,070	$ 9,023
Total	$ 571,200	$ —	$ (32,130)	$ —	$ —	$ 539,070	$ 9,023

FinTrust Income and Opportunity Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

February 28, 2022 (Unaudited)

TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments on February 28, 2022 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Depreciation
$16,549,480	$1,011,515	$(2,123,356)	$(1,111,841)

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales.